UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 18, 2023

TREAN INSURANCE GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39392	84-4512647
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

150 Lake Street West
Wayzata, Minnesota	55391
(Address of principal executive offices)	(Zip Code)

(952) 974-2200
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	TIG	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company. ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.07.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

On April 18, 2023, Trean Insurance Group, Inc., a Delaware corporation (the “Company”) held a special meeting of stockholders (the “Special Meeting”) to vote on the proposals described in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on March 16, 2023, as supplemented on April 12, 2023. A total of 51,238,218 shares of the Company’s common stock were entitled to vote at the close of business on March 13, 2023, the record date for the Special Meeting, and approximately 45,256,922 shares of the Company’s common stock issued and outstanding were present at the Special Meeting or represented by proxy at the Special Meeting, representing approximately 88.3% of those shares entitled to vote, which constituted a quorum.

Each of the proposals upon which the Company’s stockholders voted at the Special Meeting, and the final, certified results reported by the Company’s inspector of elections, Anthony P. Carideo, are set forth below:

1.
The proposal to adopt the Agreement and Plan of Merger, dated December 15, 2022 (the “Merger Agreement”), by and among the Company, Treadstone Parent Inc. (“Parent”), and Treadstone Merger Sub Inc. (“Merger Sub”), and approve the merger of Merger Sub with and into the Company, with the Company surviving the merger as a wholly-owned subsidiary of Parent, and the other transactions contemplated by the Merger Agreement, was approved by both (1) the affirmative vote of the Unaffiliated Stockholders (as defined in the Merger Agreement) holding a majority of the aggregate voting power of the outstanding shares of the Company’s common stock beneficially owned by the Unaffiliated Stockholders and (2) the affirmative vote of stockholders holding a majority of the aggregate voting power of the outstanding shares of the Company’s common stock owned by all of the Company’s stockholders and entitled to vote at the Special Meeting, as set forth below:

	The voting results of the Unaffiliated Stockholders are as follows:
	For	Against	Abstain	Broker Non-Votes
	16,135,436	63,370	411,385	—

	The voting results of the Company’s stockholders, generally, are as follows:

	For	Against	Abstain	Broker Non-Votes
	44,782,167	63,370	411,385	—

2.
The proposal to approve one or more adjournments of the Special Meeting from time to time, if necessary or appropriate, including to solicit additional proxies if there were insufficient votes at the time of the Special Meeting to approve the Merger Agreement or to seek a quorum if one was not initially obtained was not called because the proposal to adopt the Merger Agreement was approved. If such proposal had been called, the vote would have been as follows:

	For	Against	Abstain	Broker Non-Votes
	43,982,027	865,710	409,185	—

ITEM 8.01.	OTHER EVENTS.

On April 18, 2023, the Company issued a press release announcing the results of the Special Meeting. The press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release of Trean Insurance Group, Inc., issued April 18, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 18, 2023

TREAN INSURANCE GROUP, INC.

	By:	/s/ Nicholas J. Vassallo
	Name:	Nicholas J. Vassallo
	Title:	Chief Financial Officer